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                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-81384 of Powerwave Technologies, Inc. on Form S-3 of our report dated January 17, 2002, appearing in the Annual Report on Form 10-K of Powerwave Technologies, Inc. for the year ended December 30, 2001.


/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP

Costa Mesa, California
February 14, 2002